UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K
                         ______________________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 July 21, 2004
                        (Date of earliest event reported)

                         ______________________________

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                     INDIANA

                 (State or other jurisdiction of incorporation)

        0-17071                                            35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99.1 Press Release, dated July 21, 2004, issued by First Merchants Corporation


ITEM 9.  REGULATION FD DISCLOSURE.

         See "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION" below.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On July 21, 2004, First Merchants Corporation issued a press release to report its financial results for the second quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1, is being furnished by the Registrant pursuant to Regulation FD and is not being filed.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:  /s/  Larry R. Helms
                                    --------------------------------------------
                                           Larry R. Helms, Senior Vice President


Dated:  July 21, 2004

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated July 21, 2004, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated July 21, 2004


N / E / W / S     R / E / L / E / A / S / E

July 21, 2004

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES MID YEAR 2004 RESULTS

First Merchants Corporation (NASDAQ - FRME) has reported June 30, 2004, year-to-date, diluted earnings per share of $.77, a 3.75 percent decline from $.80 recorded in 2003. Net income during the period totaled $14.3 million compared to $14.4 million in 2003.

Total assets of the Corporation equaled $3.1 billion as of June 30, 2004, an increase of $71 million from the prior year. Loans, investments and bank owned life insurance, the Corporation's three primary earning assets totaled $2.8 billion, an increase of $100 million over the June 30, 2003 amount of $2.7 million. The improvement in earning assets was primarily funded by increases in deposits and capital totaling $62 million and reductions in cash and cash equivalents.

Year-to-date net interest margin equaled 3.87 percent, a 30 basis point decline from the mid-year point of 2003, causing a reduction in net interest income for the period of $4.1 million. The decline in net interest income was mitigated by a reduction in the provision for loan losses as credit quality continues to show improvement.

Non-performing loans as a percentage of total loans equaled .93 percent, down from 1.30 percent as of June 30, 2003. The Corporation's provision for loan losses declined by $3.6 million from the prior year and net charge-off's totaled 26 basis points. The allowance for loan losses totaled 1.08 percent at period end.

The addition of CNBC Bancorporation on March 1, 2003, resulted in an additional two months of 2004 net income totaling $472,000. The additional two months also accounted for $2.0 million of additional net interest income, $133,000 of non-interest income and $1.4 million of additional non-interest expense.

Michael L. Cox, President and Chief Executive Officer, stated that, "First Merchants Corporation's second quarter 2004 results represent a continuation of positive trends. Despite higher provisioning for loan losses than planned, earnings per share improved by another $.03 over the prior quarter and non-performing loans declined to the lowest level in two years." Cox also added, "Management was pleased to see the Federal Open Market Committee increase the target Fed Funds rate by 25 basis points. Given our asset sensitive interest rate risk position and the fact that we have a little over $800 million in loans tied to prime we expect to see some improvement in our net interest margin for the remainder of the year."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Standard Time/3:30 p.m. Eastern Daylight Time on Wednesday, July 21, 2004. To participate dial 888-710-8192 and reference First Merchants Corporation's second quarter earnings release. A digital recording will be available two hours after the completion of the conference from July 21, 2004, to July 23, 2004. To access, US/Canada participants should call 800-642-1687 or for International/Local participants, call 706-645-9291 and enter the Conference I.D. 8733433.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, First United Bank, Union County National Bank, The Randolph County Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                                 June 30,
                                                                         2004            2003
Assets
   Cash and due from banks                                          $    72,432     $    89,126
   Federal funds sold                                                         0          14,150
                                                                    -----------     -----------
   Cash and cash equivalents                                             72,432         103,276
   Interest-bearing time deposits                                        20,424           8,777
   Investment securities                                                411,140         363,103
   Mortgage loans held for sale                                           4,001          15,151
   Loans                                                              2,365,380       2,324,576
      Less: Allowance for loan losses                                   (25,510)        (30,639)
                                                                     ----------     -----------
        Net Loans                                                     2,339,870       2,293,937
   Premises and equipment                                                38,437          39,313
   Federal Reserve and Federal Home Loan Bank stock                      22,494          13,933
   Interest receivable                                                   14,943          16,592
   Core deposit intangibles and goodwill                                141,014         144,663
   Cash surrender value of life insurance                                41,288          34,575
   Other assets                                                          22,247          23,641
                                                                    -----------     -----------
        Total assets                                                $ 3,128,290     $ 3,056,961
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   334,018     $   324,735
     Interest-bearing                                                 2,038,092       1,988,593
                                                                    -----------     -----------
        Total deposits                                                2,372,110       2,313,328
   Borrowings                                                           422,885         417,669
   Interest payable                                                       4,216           5,494
   Other liabilities                                                     24,811          19,460
                                                                    -----------     -----------
        Total liabilities                                             2,824,022       2,755,951
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding - 18,483,936 and 18,408,177                  2,310           2,301
   Additional paid-in capital                                           149,194         148,296
   Retained earnings                                                    154,876         144,457
   Accumulated other comprehensive income (loss)                         (2,112)          5,956
                                                                    -----------     -----------
        Total stockholders' equity                                      304,268         301,010
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,128,290     $ 3,056,961
                                                                    ===========     ===========


FINANCIAL HIGHLIGHTS

                                                Three Months Ended           Six Months Ended
(In thousands)                                       June 30,                    June 30,
                                                2004          2003          2004          2003
NET CHARGE OFF'S                             $    2,669    $    1,217    $    3,075    $    2,229

AVERAGE BALANCES
  Total Assets                               $3,077,161    $3,001,760    $3,059,499    $2,868,161
  Total Loans                                 2,343,270     2,313,688     2,341,175     2,212,932
  Total Deposits                              2,320,546     2,278,743     2,316,627     2,179,316
  Total Stockholders' Equity                    307,750       297,214       307,171       285,143

FINANCIAL RATIOS
  Return on Average Assets                          .96%         1.17%          .93%         1.00%
  Return on Avg. Stockholders' Equity              9.56         11.77          9.30         10.10
  Avg. Earning Assets to Avg. Assets              89.64         90.14         89.85         90.15
  Allowance for Loan Losses as %
  Of Total Loans                                   1.08          1.31          1.08          1.31
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .46           .21           .26           .20
  Dividend Payout Ratio                           57.50         45.83         59.74         55.00
  Avg. Stockholders' Equity to Avg. Assets        10.00          9.90         10.04          9.94
  Tax Equivalent Yield on Earning Assets           5.65          5.99          5.68          6.23
  Cost of Supporting Liabilities                   1.78          2.01          1.81          2.06
  Net Int. Margin (FTE) on Earning Assets          3.87          3.98          3.87          4.17



CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended       Six Months Ended
                                                               June 30,                June 30,
                                                          2004        2003         2004        2003
Interest Income
   Loans receivable
     Taxable                                            $ 34,021    $ 35,759    $ 68,248    $ 70,932
     Tax exempt                                              137         162         300         327
   Investment securities
     Taxable                                               2,052       1,600       4,001       3,279
     Tax exempt                                            1,420       1,626       2,850       3,257
   Federal funds sold                                         37         177          55         290
   Deposits with financial institutions                      125          19         234          41
   Federal Reserve and Federal Home Loan Bank stock          307         211         635         409
                                                        --------    --------    --------    --------
       Total interest income                              38,099      39,554      76,323      78,535
                                                        --------    --------    --------    --------
Interest expense
   Deposits                                                7,879       9,048      16,069      17,932
   Securities sold under repurchase agreements                98         454         318         903
   Federal Home Loan Bank advances                         2,433       2,395       4,875       4,668
   Subordinated debentures, revolving
     credit and term loans                                 1,635       1,660       3,245       2,999
   Other borrowings                                          207          42         337          68
                                                        --------    --------    --------    --------
        Total interest expense                            12,252      13,599      24,844      26,570
                                                        --------    --------    --------    --------
Net interest income                                       25,847      25,955      51,479      51,965
   Provision for loan losses                               1,720       2,123       3,092       6,724
                                                        --------    --------    --------    --------

Net interest income
after provision for loan losses                           24,127      23,832      48,387      45,241
                                                        --------    --------    --------    --------
Other income
   Fiduciary activities                                    2,002       1,889       3,812       3,586
   Service charges on deposit accounts                     2,996       2,743       5,768       5,527
   Other customer fees                                       966       1,036       2,036       2,124
   Net realized gains on
     sales of available-for-sale securities                  363          67         400         438
   Commission income                                         777         707       1,730       1,461
   Earnings on cash surrender value of
     Life insurance                                          482         204         911         403
   Net gains and fees on sales of loans                    1,352       3,351       2,153       4,286
   Other income                                              318       1,156         662       1,614
                                                        --------    --------    --------    --------
        Total other income                                 9,256      11,153      17,472      19,439
                                                        --------    --------    --------    --------

Other expenses
   Salaries and employee benefits                         13,059      12,902      26,083      24,679
   Net occupancy expenses                                  1,335       1,200       2,589       2,291
   Equipment expenses                                      1,954       2,016       3,933       3,860
   Marketing expense                                         385         411         825         845
   Deposit insurance expense
   Outside data processing fees                            1,211       1,102       2,434       2,030
   Printing and office supplies                              388         432         786         839
   Goodwill and core deposit amortization                    852         991       1,744       1,819
   Other expenses                                          3,438       3,881       6,792       8,013
                                                        --------    --------    --------    --------
        Total other expenses                              22,622      22,935      45,186      44,376
                                                        --------    --------    --------    --------

Income before income tax                                  10,761      12,050      20,673      20,304
   Income tax expense                                      3,406       3,305       6,383       5,901
                                                        --------    --------    --------    --------
Net income                                              $  7,355    $  8,745    $ 14,290    $ 14,403
                                                        ========    ========    ========    ========

Per Share Data(1)

   Basic Net Income                                          .40         .48         .77         .80
   Diluted Net Income                                        .40         .48         .77         .80
   Cash Dividends Paid                                       .23         .22         .46         .44




(1) Restated for a five percent (5%) stock dividend distributed September 2003.


CONSOLIDATED BALANCE SHEETS

(in thousands)                                        June 30,   March 31, December 31,  September 30, June 30,
                                                       2004        2004       2003          2003        2003
Assets
   Cash and due from banks                         $    72,432 $    60,366 $    77,112  $    87,619 $    89,126
   Federal funds sold                                        0           0      32,415            0      14,150
                                                   ----------- ----------- -----------  ----------- -----------
   Cash and cash equivalents                            72,432      60,366     109,527       87,619     103,276
   Interest-bearing time deposits                       20,424      10,674       8,141        3,789       8,777
   Investment securities                               411,140     376,974     356,797      316,852     363,103
   Mortgage loans held for sale                          4,001       3,883       3,043       12,042      15,151
   Loans                                             2,365,380   2,320,103   2,353,503    2,351,405   2,324,576
     Less: Allowance for loan losses                   (25,510)    (26,459)    (25,493)     (29,842)    (30,639)
                                                   ----------- -----------  ----------   ---------- -----------
        Net loans                                    2,339,870   2,293,644   2,328,010    2,321,563   2,293,937
   Premises and equipment                               38,437      38,972      39,639       39,475      39,313
   Federal Reserve and Federal Home Loan Bank stock     22,494      21,956      15,502       14,057      13,933
   Interest receivable                                  14,943      15,061      16,840       17,139      16,592
   Core deposit intangibles and goodwill               141,014     141,867     142,723      143,648     144,663
   Cash surrender value of life insurance               41,288      40,843      37,927       37,536      34,575
   Other assets                                         22,247      20,901      18,663       18,000      23,641
                                                   ----------- ----------- -----------  ----------- -----------
        Total assets                               $ 3,128,290 $ 3,025,041 $ 3,076,812  $ 3,011,720 $ 3,056,961
                                                   =========== =========== ===========  =========== ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   334,018 $   303,694 $   338,201  $   316,058 $   324,735
     Interest-bearing                                2,038,092   2,009,726   2,023,900    1,994,146   1,988,593
                                                   ----------- ----------- -----------  ----------- -----------
        Total deposits                               2,372,110   2,313,420   2,362,101    2,310,204   2,313,328
   Borrowings                                          422,885     372,356     383,170      374,051     417,669
   Interest payable                                      4,216       4,542       4,680        5,200       5,494
   Other liabilities                                    24,811      25,676      22,896       21,064      19,460
                                                   ----------- ----------- -----------  ----------- -----------
        Total liabilities                            2,824,022   2,715,994   2,772,847    2,710,519   2,755,951
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,310       2,317       2,314        2,311       2,301
   Additional paid-in capital                          149,194     150,679     150,310      149,810     148,296
   Retained earnings                                   154,876     151,771     149,096      147,559     144,457
   Accumulated other comprehensive income (loss)        (2,112)      4,380       2,245        1,521       5,956
                                                   ----------- ----------- -----------  ----------- -----------
        Total stockholders' equity                     304,268     309,147     303,965      301,201     301,010
                                                   ----------- ----------- -----------  ----------- -----------
        Total liabilities and stockholders' equity $ 3,128,290 $ 3,025,141 $ 3,076,812  $ 3,011,720 $ 3,056,961
                                                   =========== =========== ===========  =========== ===========



NON-PERFORMING ASSETS

(In thousands)                           June 30,  March 31,  December 31,  September 30, June 30,
                                          2004       2004        2003          2003         2003
   90 days past due                    $    2,488 $    4,770 $      6,530  $      4,790 $    5,295
   Non-accrual loans                       17,702     19,914       19,453        20,093     22,532
   Other real estate                        1,653      1,571        1,399         1,547      2,351
                                       ---------- ---------- ------------  ------------ ----------
        Total non-performing assets    $   21,843 $   26,255 $     27,382  $     26,430 $   30,178
                                       ========== ========== ============  ============ ==========

   Average total loans for the quarter $2,343,270 $2,339,080 $  2,349,536  $  2,348,817 $2,313,688

   Total non-performing assets as a
     percent of average total loans          .93%      1.12%        1.17%         1.13%      1.30%

   Restructured loans                  $     926  $     957  $       641   $       647 $      899



CONSOLIDATED STATEMENTS OF INCOME

                                                                      Three Months Ended
(in thousands, except share data)                    June 30,  March 31, December 31, September 30, June 30,
                                                       2004       2004       2003        2003         2003
Interest Income
   Loans receivable
     Taxable                                       $ 34,021   $ 34,227    $ 34,697   $ 35,607    $ 35,759
     Tax exempt                                         137        163         195        185         162
   Investment securities
     Taxable                                          2,052      1,949       1,484      1,342       1,600
     Tax exempt                                       1,420      1,430       1,451      1,562       1,626
   Federal funds sold                                    37         18         148         49         177
   Deposits with financial institutions                 125        109          22         13          19
   Federal Reserve and Federal Home Loan Bank stock     307        328          39        201         211
                                                   --------   --------    --------   --------    --------
       Total interest income                         38,099     38,224      38,036     38,959      39,554
                                                   --------   --------    --------   --------    --------
Interest expense
   Deposits                                           7,879      8,190       8,303      8,623       9,048
   Securities sold under repurchase agreements           98        220         248        370         454
   Federal Home Loan Bank advances                    2,433      2,442       2,362      2,409       2,395
   Subordinated debentures, revolving credit
     and term loans                                   1,635      1,610       1,587      1,575       1,660
   Other borrowings                                     207        130         233        108          42
                                                   --------   --------    --------   --------    --------
        Total interest expense                       12,252     12,592      12,733     13,085      13,599
                                                   --------   --------    --------   --------    --------
Net interest income                                  25,847     25,632      25,303     25,874      25,955
   Provision for loan losses                          1,720      1,372       1,047      1,706       2,123
                                                   --------   --------    --------   --------    --------

Net interest income
after provision for loan losses                      24,127     24,260      24,256     24,168      23,832
                                                   --------   --------    --------   --------    --------
Other income
   Fiduciary activities                               2,002      1,810       1,603      1,547       1,889
   Service charges on deposit accounts                2,996      2,772       2,717      2,861       2,743
   Other customer fees                                  966      1,070       1,039        961       1,036
   Net realized gains on sales of
     available-for-sale securities                      363         37           0        512          67
   Commission income                                    777        953         569        638         707
   Earnings on cash surrender value
     of life insurance                                  482        429         446        498         204
   Net gains and fees on sales of loans               1,352        801         770      1,332       3,351
   Other income                                         318        344         443        527       1,156
                                                    --------   --------    --------   --------   --------
        Total other income                            9,256      8,216       7,587      8,876      11,153
                                                    --------   --------    --------   --------   --------

Other expenses
   Salaries and employee benefits                    13,059     13,024      12,599     13,206      12,902
   Net occupancy expenses                             1,335      1,254       1,414      1,189       1,200
   Equipment expenses                                 1,954      1,979       2,217      1,996       2,016
   Marketing expense                                    385        440         538        414         411
   Outside data processing fees                       1,211      1,223       1,063      1,025       1,102
   Printing and office supplies                         388        398         466        401         432
   Goodwill and core deposit amortization               852        892         923        958         991
   Other expenses                                     3,438      3,354       4,623      3,771       3,881
                                                   --------   --------    --------   --------    --------
        Total other expenses                         22,622     22,564      23,843     22,960      22,935
                                                   --------   --------    --------   --------    --------

Income before income tax                             10,761      9,912       8,000     10,084      12,050
   Income tax expense                                 3,406      2,977       2,181      2,735       3,305
                                                   --------   --------    --------   --------    --------
Net income                                         $  7,355   $  6,935    $  5,819   $  7,349    $  8,745
                                                   ========   ========    ========   ========    ========

Per Share Data(1)

   Basic Net Income                                $    .40   $    .37    $    .31   $    .40    $    .48
   Diluted Net Income                                   .40        .37         .31        .39         .48
   Cash Dividends Paid                                  .23        .23         .23        .23         .22
   Average Diluted Shares
     Outstanding (in thousands)                      18,633     18,646      18,666     18,622      18,519

FINANCIAL RATIOS
  Return on Average Assets                              .96%       .91%        .76%       .97%       1.17%
  Return on Avg. Stockholders' Equity                  9.56       9.05        7.69       9.76       11.77
  Avg. Earning Assets to Avg. Assets                  89.64      90.05       90.19      89.48       90.14
  Allowance for Loan Losses as %
  Of Total Loans                                       1.08       1.14        1.08       1.26        1.31
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                          .46        .07         .92        .43         .21
  Dividend Payout Ratio                               57.50      62.16       74.19      58.97       45.83
  Avg. Stockholders' Equity to Avg. Assets            10.00      10.08        9.86       9.93        9.90
  Tax Equivalent Yield on Earning Assets               5.65       5.71        5.62       5.89        5.99
  Cost of Supporting Liabilities                       1.78       1.84        1.84       1.93        2.01
  Net Int. Margin (FTE) on Earning Assets              3.87       3.87        3.78       3.96        3.98



(1)  Restated for a five percent (5%) stock dividend distributed September 2003.